Exhibit 99.1

Alpha Pro Tech
L T D.

ALPHA PRO TECH REALIGNS EXECUTIVE TITLES

Lloyd Hoffman Named CEO and Board Member

Al Millar Named Chairman of the Board, Remains President

Colleen McDonald Promoted to CFO

FOR IMMEDIATE RELEASE

Company Contact:	Investor Relations Contact:
Alpha Pro Tech, Ltd.	Hayden IR
Al Millar/Donna Millar	Cameron Donahue
905-479-0654	651-653-1854
e-mail: ir@alphaprotech.com	e-mail: cameron@haydenir.com

Nogales, Arizona – December 29, 2015 – Alpha Pro Tech, Ltd. (NYSE MKT: APT), a leading manufacturer of products designed to protect people, products and environments, including disposable protective apparel and building products, today announced the realignment of certain executive officers and their duties and the appointment of a new board member.

Effective January 4, 2016, Lloyd Hoffman will assume the role of Chief Executive Officer and will also join the Company’s Board of Directors. Al Millar will assume the role of Chairman of the Board and continue to serve as President, and Colleen McDonald will assume the role of Chief Financial Officer.

“Every organization requires the right structure and internal alignment of responsibilities to operate efficiently and drive success,” stated Al Millar, the current Chief Executive Officer and President and a member of the Board of Directors of the Company. “During the last few months since our former CEO’s retirement, our key executives have been operating within discrete and defined roles and responsibilities. We are realigning the titles for key executive positions to more accurately reflect the functions that they have been performing and the roles that they play within our organization.”

Mr. Hoffman, who currently serves as CFO, has been with the Company since 1991, two years after the Company was founded. Ms. McDonald, who currently serves as Corporate Controller, has served with the Company for 20 years.

About Alpha Pro Tech, Ltd.

Alpha Pro Tech, Ltd. is the parent company of Alpha Pro Tech, Inc. and Alpha ProTech Engineered Products, Inc. Alpha Pro Tech, Inc. develops, manufactures and markets innovative disposable and limited-use protective apparel products for the industrial, clean room, medical and dental markets. Alpha ProTech Engineered Products, Inc. manufactures and markets a line of construction weatherization products, including building wrap and roof underlayment. The Company has manufacturing facilities in Salt Lake City, Utah; Nogales, Arizona; Valdosta, Georgia; and a joint venture in India. For more information and copies of all news releases and financials, visit Alpha Pro Tech’s website at http://www.alphaprotech.com.

Certain statements made in this press release constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that may predict, forecast, indicate or imply future results, performance or achievements instead of historical facts and may be identified generally by the use of forward-looking terminology and words such as “expects,” “anticipates,” “estimates,” “believes,” “predicts,” “intends,” “plans,” “potentially,” “may,” “continue,” “should,” “will” and words of similar meaning. Without limiting the generality of the preceding statement, all statements in this press release relating to estimated and projected earnings, margins, costs, expenditures, cash flows, sources of capital, growth rates and future financial and operating results are forward-looking statements. We caution investors that any such forward-looking statements are only estimates based on current information and involve risks and uncertainties that may cause actual results to differ materially from the results contained in the forward-looking statements. We cannot give assurances that any such statements will prove to be correct. Factors that could cause actual results to differ materially from those estimated by us include the risks, uncertainties and assumptions described from time to time in our public releases and reports filed with the Securities and Exchange Commission, including, but not limited to, our most recent Annual Report on Form 10-K. We also caution investors that the forward-looking information described herein represents our outlook only as of this date, and we undertake no obligation to update or revise any forward-looking statements to reflect events or developments after the date of this press release. Given these uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.